Exhibit 10.6 4921-4348-7505 1 CONSULTING AGREEMENT This CONSULTING AGREEMENT (this “Agreement”) is made and effective as of March 1, 2025 (the “Effective Date”) by and between Kinetik Holdings Inc., (the “Company”), a Delaware corporation, and Robert T. Carpenter (“Consultant”). The Company and Consultant are referred to in this Agreement collectively as the “Parties” and each individually as a “Party.” WHEREAS, the Company desires to retain Consultant as an independent contractor to provide the services described herein for the period provided in this Agreement; and WHEREAS, Consultant is willing to serve as an independent contractor and to provide such services, subject to the terms and conditions hereinafter provided. NOW THEREFORE, in consideration of the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Engagement of Consultant; Term. The Company agrees to engage Consultant commencing as of the Effective Date, as an independent contractor, and Consultant agrees to render consulting services from the Effective Date through March 1, 2027 (such date, the “Expiration Date”), unless earlier terminated as set forth herein. Notwithstanding the foregoing: (i) on or after March 1, 2026 either Party may terminate this Agreement upon 30 days written notice to the other Party, and (ii) the Company may terminate this Agreement immediately upon written notice to Consultant if such termination is for Cause. The Company shall have the right to direct Consultant to perform no further Services after delivery of notice of termination. As used herein, “Cause” shall exist in the event of: (x) Consultant’s material breach of this Agreement, material lack of cooperation, material failure to act in accordance with the Services (as defined below) or obligations of this Agreement, or material breach of any restrictive covenants contained within any agreement between the Company and Consultant, (y) any act or omission by Consultant that causes, or would reasonably be expected to cause, material harm to the Company, or (z) any material misrepresentation made by Consultant herein. And, for purposes of the outstanding equity awards (the “Outstanding Awards”) previously granted to Consultant under the Kinetik Holdings Inc. 2019 Omnibus Compensation Plan (the “LTIP”), “Cause” shall be as defined as provided for in any applicable award agreements for such Outstanding Awards in addition to the circumstances in (x), (y) and (z), above. This Agreement may be extended beyond the Expiration Date only if such extension is memorialized by a written agreement signed by both Parties. The period between the Effective Date and the expiration or termination of Consultant’s services hereunder is referred to as the “Term.” 2. Services. During the Term, Consultant shall provide such consulting services in the midstream energy sector (the “Services”) as may be reasonably requested of Consultant from time to time by the Company’s President & Chief Executive Officer (the “CEO”), the General Counsel (the “GC”), and/or such other person as may be designated by the CEO from time to time (the “Designee”). Such Services shall be provided on a monthly average of 75 hours or less. The Services shall include Consultant providing services, consultation and advice with respect to legal matters of the Company and its affiliates and working with the GC regarding transition matters. Consultant shall liaise directly with the CEO or any such Designee from time to time regarding

Exhibit 10.6 4921-4348-7505 2 the status of, and other aspects related to, the Services. Consultant shall devote his time and efforts as may be required to perform the Services in a proper and expeditious manner and shall perform the Services in accordance with all applicable law and regulations. The Parties intend that, in the performance of the Services, communications received and made by Consultant with respect to legal matters of the Company and its affiliates, including communications with the Company’s and its affiliates’ legal counsel, shall be privileged and confidential. The Company has determined that Consultant is uniquely qualified to perform the Services, and Consultant agrees that, during the Term, he will not provide any services to any other person or entity that otherwise prevent or limit his ability to perform the Services. Consultant shall coordinate the furnishing of Services in such a way as to generally conform to the business schedules of the Company. 3. Fees and Expenses. (a) As full compensation for Consultant providing the Services through the Expiration Date, and the rights granted to the Company in this Agreement, the Company shall pay Consultant the total annual amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the “Fee”), which such Fee shall be paid to Consultant pursuant to the Company’s normal accounts payable practices and shall be payable on the first day of each month. (b) The Company shall reimburse Consultant for Consultant’s reasonable out- of-pocket business-related expenses actually incurred in the performance of Consultant’s duties under this Agreement so long as Consultant timely submits all documentation for such expenses, as required by Company policy in effect from time to time. Any such reimbursement of expenses shall be made by the Company upon or as soon as practicable following receipt of such documentation (but in any event not later than the close of Consultant’s taxable year following the taxable year in which the expense is incurred by Consultant). In no event shall any reimbursement be made to Consultant for any expenses incurred after the date of termination of this Agreement. (c) Consultant shall continue to be eligible to vest in his Outstanding Awards during the Term and Consultant’s period of service for vesting purposes in connection with the LTIP shall be calculated inclusive of the Term as if Consultant had continued performing services as an employee through the applicable vesting dates. Except as provided in this Section 3(c), the vesting and payment of such awards, if at all, shall be exclusively governed by and in accordance with the terms of the individual award agreements and the LTIP. Notwithstanding the foregoing, for purposes of determining whether Consultant has resigned with “Good Reason” (as defined in the Outstanding Awards), if applicable to such Outstanding Award, such resignation shall only constitute “Good Reason” if the Company fails to perform in accordance with this Agreement or the Separation Agreement entered into between Consultant and the Company on February 28, 2025 (the “Separation Agreement”) and any diminution in title or responsibilities, or reduction in salary, bonus or equity incentive opportunities that occurs in connection with the termination of Consultant’s employment with the Company and the entering into of the Separation Agreement or this Agreement shall expressly not constitute Good Reason for purposes of the Outstanding Awards. Further, in the event this Agreement and Consultant’s Services are terminated by the Company prior to the Expiration Date, the Outstanding Awards shall be accelerated in full and deemed vested. Settlement, in such case, shall be in accordance with the terms of the applicable award agreement for such Outstanding Award.

Exhibit 10.6 4921-4348-7505 3 (d) Consultant acknowledges and agrees he shall not be entitled to any additional payment or benefits from the Company other than the Fee, expense reimbursements pursuant to Section 3(b) and any vesting or other payments made or that Consultant becomes entitled to pursuant to the LTIP, as applicable. Consultant acknowledges and agrees that (i) the Company is not required to withhold federal, state or foreign income, gross receipts, or similar taxes from payments to Consultant hereunder or to otherwise comply with any state, federal or foreign law concerning the collection of income, gross receipts, or similar taxes at the source of payment of wages, and (ii) the Company is not required under the Federal Unemployment Tax Act or the Federal Insurance Contribution Act to pay or withhold taxes for unemployment compensation or for social security on behalf of Consultant with respect to payments made by the Company hereunder. The Company shall issue Consultant an IRS Form 1099-NEC, and Consultant shall be solely responsible for all federal, state, and local taxes in connection with the payments made by the Company hereunder. Consultant shall be solely responsible for making all applicable tax filings and remittances with respect to amounts paid to Consultant pursuant to this Agreement and shall indemnify and hold harmless the Company and its affiliates, and the foregoing entities’ respective representatives for all claims, damages, costs and liabilities arising from Consultant’s failure to do so. (e) In the event the Consultant’s services (or this Agreement) are terminated by the Company in accordance with Section 1 (and other than a termination for Cause), Consultant shall be entitled to the Fee, less any portion of the Fee that has previously been paid to Consultant. Such remaining Fee shall be payable in a single lump sum upon the first regular pay date following such termination. 4. Independent Contractor. The Parties acknowledge and agree that Consultant is an independent contractor of the Company. In no event shall Consultant be deemed to be an employee of the Company or any of its affiliates. Consultant acknowledges and agrees that, as a non-employee, Consultant is not eligible for any benefits sponsored by the Company or any of its affiliates. Consultant shall not at any time communicate or represent to any third party, or cause or knowingly permit any third-party to assume, that Consultant is an employee or agent of the Company or any of its affiliates or, unless otherwise authorized in writing by the CEO, have any authority to bind the Company or its affiliates or act on behalf of the Company or its affiliates. It is not the purpose or intention of this Agreement or the Parties to create, and the same shall not be construed as creating, any partnership, partnership relation, joint venture, agency, or employment relationship. 5. Intellectual Property. All results and proceeds of the Services performed under this Agreement (collectively, the “Deliverables”) and all other writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the Services or other work performed in connection with the Services or this Agreement (collectively, and including the Deliverables, “Work Product”), and all patents, copyrights, trademarks (together with the goodwill symbolized thereby), trade secrets, know-how, and other confidential or proprietary information, and other intellectual property rights (collectively “Intellectual Property Rights”) therein, shall be owned exclusively by the Company. Consultant acknowledges and agrees that any and all Work Product that may qualify as “work made for hire” as defined in the

Exhibit 10.6 4921-4348-7505 4 Copyright Act of 1976 (17 U.S.C. § 101) is hereby deemed “work made for hire” for the Company and all copyrights therein shall automatically and immediately vest in the Company. To the extent that any Work Product does not constitute “work made for hire,” Consultant hereby irrevocably assigns to the Company and its successors and assigns, for no additional consideration, Consultant’s entire right, title, and interest in and to such Work Product and all Intellectual Property Rights therein, including the right to sue, counterclaim, and recover for all past, present, and future infringement, misappropriation, or dilution thereof. To the extent any copyrights are assigned under this Section 5, Consultant hereby irrevocably waives in favor of the Company, to the extent permitted by applicable law, any and all claims Consultant may now or hereafter have in any jurisdiction to all rights of paternity or attribution, integrity, disclosure, and withdrawal and any other rights that may be known as “moral rights” in relation to all Work Product to which the assigned copyrights apply. As between Consultant and the Company, the Company is, and will remain, the sole and exclusive owner of all right, title, and interest in and to any documents, specifications, data, know-how, methodologies, software, and other materials provided to Consultant by the Company (“Company Materials”), and all Intellectual Property Rights therein. Consultant has no right or license to reproduce or use any Company Materials except solely during the Term to the extent necessary to perform the Services. All other rights in and to the Company Materials are expressly reserved by the Company. Consultant has no right or license to use the Company’s trademarks, service marks, trade names, logos, symbols, or brand names. 6. Confidential Information and Affirmation of Restrictive Covenants. (a) Consultant acknowledges that Consultant will have access to information that is treated as confidential, privileged, and proprietary by the Company and its affiliates, including, without limitation, the existence and terms of this Agreement, information subject to the legal privilege, trade secrets, technology, and information pertaining to business operations and strategies of the Company and its affiliates, in each case whether spoken, written, printed, electronic, or in any other form or medium (collectively, the “Confidential Information”). Any Confidential Information that Consultant accesses or develops in connection with the Services, including but not limited to any Work Product, shall be subject to the terms and conditions of this clause. Consultant agrees, at all times, both during the Term and after termination of this Agreement, to treat all Confidential Information as strictly confidential, not to disclose Confidential Information or permit it to be disclosed, in whole or part, to any third party without the prior written consent of the Company in each instance, and not to use any Confidential Information for any purpose except as required in the performance of the Services. Consultant shall notify the Company immediately in the event Consultant becomes aware of any loss or disclosure of any Confidential Information. Consultant acknowledges that, in connection with the Services, Consultant shall have access to information that is subject to legal privilege, including the attorney-client privilege, attorney work product privilege, and litigation privilege, and Consultant agrees that, such privilege shall belong to the Company and its affiliates, and Consultant shall, at all times, maintain the confidentiality of any legally privileged information. Confidential Information shall not include information that: (i) is or becomes generally available to the public other than through Consultant’s breach of this Agreement; or (ii) is communicated to Consultant by a third party that had no confidentiality obligations with respect to such information. (b) Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law, or regulation, or pursuant to the valid order of

Exhibit 10.6 4921-4348-7505 5 a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order. Consultant agrees to provide written notice of any such order to the Company within two (2) days of receiving such order, but in any event sufficiently in advance of making any disclosure to permit the Company to contest the order or seek confidentiality protections, as determined in the Company’s sole discretion. (c) Notwithstanding any other provision of this Agreement, Consultant will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that: (i) is made: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Consultant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Consultant may disclose the Company’s trade secrets to Consultant’s attorney and use the trade secret information in the court proceeding if Consultant: (i) file any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement shall prohibit or restrict Consultant from lawfully: (i) initiating communications directly with, cooperating with, providing information to, causing information to be provided to, or otherwise assisting in an investigation by, any governmental agency (including the Department of Justice, Department of Labor, Securities and Exchange Commission, any Inspector General, and any other governmental agency, commission or regulatory authority) regarding a possible violation of any law or (ii) making disclosures that are protected under the whistleblower provisions of applicable law. Nothing herein will require any individual or entity to disclose to any Party that is has made such a disclosure. (d) Consultant acknowledges and agrees that he has continuing obligations to the Company and its affiliates, including obligations with respect to confidentiality, non- competition, non-solicitation, and non-disparagement, pursuant to award agreements, the Kinetik Holdings Inc. Executive Severance Plan, or other agreements entered into between the Parties (the “Restrictive Covenants”). In entering into this Consulting Agreement, Consultant specifically acknowledges the validity, binding effect, and enforceability of such restrictive covenants and expressly reaffirms Consultant’s commitment to abide by (and agrees that he will abide by) the terms of such Restrictive Covenants. In addition, as a condition to payment of any amounts under Section 3 or otherwise, the Company or its successor may require Consultant to enter into a reasonable restrictive covenant agreement, including a non-competition agreement, as determined by the Company at any point during the Term hereof. 7. Consultant’s Representations and Warranties. Consultant represents and warrants to the Company that Consultant has the right to enter into this Agreement, to grant the rights granted herein and to perform fully all of Consultant’s obligations in this Agreement, and entering into this Agreement with the Company and performance of the Services do not and will not conflict with or result in any breach or default under any other agreement to which Consultant is subject. Consultant shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services and Consultant shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner. Consultant agrees to perform the Services in compliance with all applicable federal, state, and local laws and regulations, including by maintaining all licenses, permits, and registrations

Exhibit 10.6 4921-4348-7505 6 required to perform the Services. Consultant expressly promises, acknowledges, and agrees that, in no event will Consultant violate any obligation that Consultant has to any prior employer or other third party during the Term or in the course of performing any Services, and in no event will Consultant use or disclose any confidential information belonging to any prior employer or other third party in the course of performing Services. Consultant promises, represents, and agrees that Consultant shall not introduce documents or other materials containing confidential information of any prior employer or other third party to the premises or property (including computers and computer systems) of the Company or any of its affiliates. 8. Indemnity; Advancement of Expenses. (a) In the event that Consultant is made a party or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), other than any Proceeding initiated by Consultant or the Company or its affiliates related to any contest or dispute between Consultant and the Company or any of its affiliates with respect to this Agreement or Consultant’s engagement hereunder, by reason of the fact that Consultant provided the Services, Consultant shall be indemnified and held harmless by the Company to the maximum extent permitted under applicable law from and against any liabilities, costs, claims, and expenses, including all costs and expenses (including attorneys’ fees) incurred in defense of any Proceeding, INCLUDING IN A PROCEEDING BASED ON CLAIMS ARISING OUT OF CONSULTANT’S NEGLIGENCE. Notwithstanding the foregoing, Consultant shall not be entitled to any such indemnification in the event the liability arises from Consultant’s gross negligence or willful misconduct. (b) The Company shall advance to Consultant all expenses incurred in connection with any Proceeding for which Consultant is entitled to indemnity pursuant to this Agreement within thirty (30) days after the receipt by the Company of a statement from Consultant requesting such advance, whether prior to or after final disposition of such Proceeding. Such statement shall reasonably evidence the expenses incurred by Consultant. Consultant agrees that he shall not be entitled to retain, and he shall reimburse the Company for all expenses advanced to Consultant, in the event that it shall be ultimately determined that Consultant is not entitled to be indemnified by the Company for such expenses under this Agreement or applicable law. The Company retains the sole right to approve the counsel selected by Consultant for which expense advancement is sought. Consultant shall submit the name and qualifications of the proposed counsel to the Company for approval, which such approval shall not be unreasonably withheld or delayed by the Company. If the Company does not approve the proposed counsel, Consultant shall select alternative counsel and seek the Company’s approval in the same manner until approved counsel has been identified. Consultant shall give the Company prompt written notice of any Proceeding for which indemnification or advancement of expenses may be sought and shall cooperate with the Company in the defense of any Proceeding. 9. Applicable Law; Venue. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the state of Texas without reference to the principles of conflicts of law thereof. Any dispute, controversy or claim between Consultant on the one hand, and the Company or any of its affiliates, on the other hand, arising out of or relating to this Agreement shall be resolved in state or federal court, as applicable, located in Houston, Texas.

Exhibit 10.6 4921-4348-7505 7 THE PARTIES EXPRESSLY, KNOWINGLY, AND VOLUNTARILY WAIVE THEIR RIGHTS TO A JURY TRIAL. 10. Entire Agreement; Amendments. This Agreement constitutes the entire and final agreement between the Parties with respect to the subject matters hereof. Subject to Section 11 below, this Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the Parties. 11. Severability; Reformation. If any provision of this Agreement (or part thereof) as applied to either Party or to any circumstances shall be adjudged by a tribunal of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision (or part thereof) of this Agreement or the validity or enforceability of this Agreement. 12. Waiver. Any waiver of a provision of this Agreement shall be effective only if it is in a writing signed by the Party entitled to enforce such term and against which such waiver is to be asserted. No delay or omission on the part of either Party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. 13. Assignment; Successors. This Agreement may not be assigned by either Party without the written consent of the other Party. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the Company’s successors and assigns. 14. Notices. All notices, requests, demands, claims and other communications permitted or required to be given hereunder must be in writing and shall be deemed duly given and received (a) if personally delivered, when so delivered, (b) if mailed, three (3) business days following the date deposited in the U.S. mail, certified or registered mail, return receipt requested, (c) if sent by e-mail, once received by the recipient’s e-mail server, or (d) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent: If to the Company, addressed to: Kinetik Holdings Inc. 2700 Post Oak Blvd. Suite 300 Houston, Texas 77056 Attn: Jamie Welch, President and CEO Email: jwelch@kinetik.com If to Consultant, addressed to: Robert T. Carpenter 6519 Rutgers Ave.

Exhibit 10.6 4921-4348-7505 8 Houston, TX 77005 15. Certain Construction Rules. The Section headings contained in this Agreement are for convenience of reference only and shall in no way define, limit, extend or describe the scope or intent of any provisions of this Agreement. As used in this Agreement, unless otherwise provided to the contrary, (a) all references to days, months or years shall be deemed references to calendar days, months or years and (b) any reference to a “Section” shall be deemed to refer to a section of this Agreement. The words “hereof”, “herein”, and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive, and the term “including” shall not be deemed to limit the language preceding such term. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by each of the Parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Parties. 16. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by .pdf or e-mail transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes. Electronic signature via DocuSign will also be deemed to be an original signature. 17. Code Section 409A. Notwithstanding anything to the contrary contained herein, this Agreement and the payments hereunder are intended to satisfy or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and other guidance thereunder (collectively, “Section 409A”). Accordingly, all provisions herein, or incorporated by reference herein, shall be construed and interpreted to satisfy or be exempt from the requirements of Section 409A. Further, for purposes of Section 409A, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. [REMAINDER OF PAGE LEFT BLANK SIGNATURE PAGE FOLLOWS]

Exhibit 10.6 Signature Page to Consulting Agreement 4921-4348-7505 IN WITNESS WHEREOF, the Parties have duly executed this Consulting Agreement, effective for all purposes as provided above. KINETIK HOLDINGS INC. By: /s/ Jamie Welch _______________________ Name: Jamie Welch _________________________ Title: CEO________________________________ Date: 2/28/2025 ___________________________ CONSULTANT By: /s/ Todd Carpenter_____________________ Name: Robert T. Carpenter ___________________ Date: 2/28/2025 ___________________________